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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2004

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	000-25128 (Commission File No.)	58-2104977 (IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant's Telephone Number, including Area Code)

Item 5. Other Events.

        On June 30, 2004 Main Street Banks, Inc. (the "Registrant") issued a press release announcing that it will hold a conference call in connection with its Second Quarter 2004 Earnings Release. The conference call will be broadcast live over the Internet on Wednesday, July 21, 2004 at 10:00 a.m. Eastern Daylight Time (EDT). A copy of the press release issued by the Registrant, which includes instructions on how to access the conference call, is filed herewith as Exhibit 99.

Item 7. Financial Statement and Exhibits.

(c)
Exhibits

99
Press Release of Registrant, dated June 30, 2004, announcing earnings conference call.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 30, 2004	MAIN STREET BANKS, INC.
	By:	/s/ EDWARD C. MILLIGAN Edward C. Milligan Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
99	Press Release of Registrant, dated June 30, 2004, announcing earnings conference call.

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  Item 5. Other Events.
  Item 7. Financial Statement and Exhibits.
SIGNATURES
Exhibit Index